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                     U.S. Securities and Exchange Commission
                             Washington, D. C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 19, 1999

                           LAIDLAW GLOBAL CORPORATION
             (Exact Name of Registrant as specified in its charter)


           Delaware                   33-37203-D                84-1148210
(State or other jurisdiction       (Commission File           (IRS Employer
     of Incorporation)                  Number)           Identification Number)


       100 Park Avenue, New York, NY                          10017
 (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code, (212) 376-8800


                                 FI-TEK V, INC.
          (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant

a. On August 19, 1999, Comiskey & Company, P.C., the Registrant's principal independent auditor for the previous two fiscal years, was dismissed due to the recent change in control of the Registrant. The Registrant's principal shareholders and new Board of Directors determined that it was in the best interest of the Registrant to retain the firm of Grant Thornton LLP who served as the independent auditors of the Registrant's subsidiary Laidlaw Holdings, Inc., commencing with the fiscal year ending December 31, 1998.

b. On or about August 16, 1999, the Registrant's Board of Directors approved the engagement of Grant Thornton LLP to serve as its independent auditor. Further, on or about that same date, Grant Thornton LLP entered into an agreement with the Registrant to provide such independent auditor services.

c. The reports of Comiskey & Company, P.C. on the Registrant's financial statements did not contain an adverse opinion or disclaimer and was not qualified as to audit scope or accounting principals.

d. There were no disagreements, whether or not resolved, with Comiskey & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter thereof in connection with its report.


Item 5.  Other Events

a. In connection with events which occurred and reported on Form 8-K dated July 8, 1999, the Registrant determined that it was in the best interest of the Registrant to change its fiscal year to a calendar year December 31.

b. As previously reported on Form 8-K for events which occurred on July 1, 1999, the Registrant assumed the obligations of Laidlaw Holdings, Inc. with respect to the conversion rights of holders of convertible subordinated debt. Since the date of such report, additional holders of such convertible subordinated debt aggregating $1,146,989 in principal amount have been converted into 559,507 shares of common stock of the Registrant.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          a.   None

          b.   None

          c.   Exhibits

               Exhibit Number           Description
               --------------           -----------

               16.1 Letter of Comiskey & Company, P.C., dated August 20, 1999, pursuant to Item 304 of Regulation S-B.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LAIDLAW GLOBAL CORPORATION

August 20, 1999                              By:  /s/ Roger Bendelac
                                                  -----------------------------
                                                  Roger Bendelac,
                                                  Executive Vice President